UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 5, 2022
(Date of Report)
(Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

001-11507	13-5593032
----------------------------------------------------	---------------------------------------------
(Commission File Number)	(IRS Employer Identification No.)
111 River Street Hoboken New Jersey	07030
----------------------------------------------------	---------------------------------------------
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(201) 748-6000
---------------------------------------------

Not Applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $1.00 per share	WLY	New York Stock Exchange
Class B Common Stock, par value $1.00 per share	WLYB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e).  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, John Wiley & Sons, Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders on September 29, 2022 (the “2022 Annual Meeting”). At the 2022 Annual Meeting, the shareholders approved the John Wiley & Sons, Inc. 2022 Omnibus Stock Plan and Long-Term Incentive Plan (the “2022 Plan”), which had been previously approved by the Board of Directors of the Company (the “Board”) on August 12, 2022, subject to shareholder approval.

Employees, prospective employees, non-employee directors and consultants of the Company, its subsidiaries and affiliates are eligible for awards under the 2022 Plan.

The 2022 Plan is intended to replace the 2014 Key Employee Stock Plan (the “Prior Employee Plan”) and the 2018 Director Stock Plan (the “Prior Director Plan”).  A total of 6,236,462 shares of Class A Common Stock (the “Shares”) may be subject to awards granted under the 2022 Plan, subject to increase for forfeitures under the Prior Employee Plan and the Prior Director Plan.  Awards under the 2022 Plan may include one or more of the following types: (i) stock options (both nonqualified and incentive stock options), (ii) stock appreciation rights (or SARs), (iii) restricted stock, (iv) restricted stock units (or RSUs), (v) performance awards (including cash) and (vi) other share-based awards. The 2022 Plan contains certain award limitations including (but not limited to) a limit on the aggregate dollar value of shares subject to awards granted under the plan, together with any cash compensation earned and paid or payable, during any calendar year to any one non-employee director.

The Board may, from time to time, alter, amend, suspend or terminate the 2022 Plan as it may deem advisable, subject to any requirement for shareholder approval imposed by applicable law, including the rules and regulations of the principal securities market on which the Company’s Shares are traded.  The Board may not, without shareholder approval, amend the 2022 Plan to increase the number of Shares that may be the subject of awards under the 2022 Plan (except for permitted anti-dilution adjustments under the 2022 Plan), expand the types of awards available under the 2022 Plan, or materially expand the class of persons eligible to participate in the 2022 Plan, in addition to other limitations.  No amendments to, or termination of, the 2022 Plan may materially impair the rights of a participant under any award previously granted without such participant’s consent.

The effective date of the 2022 Plan is September 29, 2022.

This description of the 2022 Plan is qualified in its entirety by the full and complete terms of the 2022 Plan, a copy of which was filed as Exhibit A to the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 17, 2022 and is incorporated herein by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders (the “Annual Meeting”) of the Company was held on September 29, 2022. Shareholders voted as follows on the matters presented for a vote.

Proposal 1: At the Annual Meeting, the holders of 43,837,461 shares of the Company's Class A Common Stock were represented in person or by proxy constituting a quorum.  The tabulation below sets forth the voting results for each Class A Director:

	FOR	WITHHELD	Broker Non-Votes
Beth Birnbaum	40,954,281	706,448	2,176,732
David C. Dobson	38,235,788	3,424,941	2,176,732
Brian O. Hemphill	41,115,982	544,747	2,176,732
Inder M. Singh	41,065,017	595,712	2,176,732

At the Annual Meeting, the holders of 8,719,647 shares of the Company's Class B Common Stock were represented in person or by proxy constituting a quorum.  The tabulation below sets forth the voting results for each Class B Director:

	FOR	WITHHELD	Broker Non-Votes

Brian A. Napack	8,560,413	786	158,448
Jesse C. Wiley	8,560,413	786	158,448
Mari J. Baker	8,547,806	13,393	158,448
George Bell	8,560,392	807	158,448
Laurie A. Leshin	8,548,816	12,383	158,448
Raymond W. McDaniel, Jr.	8,560,413	786	158,448
William J. Pesce	8,560,413	786	158,448

Proposal 2:  At the Annual Meeting, the holders of 13,103,393 of Class A and Class B shares combined were represented in person or by proxy constituting a quorum, to ratify the appointment by the Board of Directors of KPMG LLP as independent public accountants for the Company for the fiscal year ending April 30, 2023; tabulation as follows:

FOR	AGAINST	ABSTAIN
12,956,532	142,526	4,335

Proposal 3: At the Annual Meeting, the holders of 13,103,393 of Class A and Class B combined shares were represented in person or by proxy constituting a quorum, to consider and approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers; tabulation as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
12,565,891	157,109	4,272	376,121

Proposal 4: At the Annual Meeting, the holders of 13,103,393 of Class A and Class B combined shares were represented in person or by proxy constituting a quorum, to consider and approve the John Wiley & Sons, Inc. 2022 Omnibus Stock Plan and Long-Term Incentive Plan; tabulation as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
12,598,363	126,776	2,133	376,121

Item 9.01 Financial Statements and Exhibits.
104 – Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOHN WILEY & SONS, INC.
(Registrant)

By	/s/ Brian A. Napack
Brian A. Napack
President and
Chief Executive Officer

By	/s/ Christina Van Tassell
Christina Van Tassell
Executive Vice President and Chief Financial Officer

Dated: October 5, 2022